Dreyfus
Liquid Assets, Inc.

ANNUAL REPORT
December 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
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                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                            Liquid Assets, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

In 2001, money market funds generally posted higher returns than stocks for the second consecutive year. As one of America' s longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s 11 interest-rate reductions during 2001 drove short-term rates to their lowest levels in 40 years.

In addition, 2001 reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the longer term bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

For the 12-month period ended December 31, 2001, Dreyfus Liquid Assets, Inc. produced a yield of 3.92%. Taking into account the effects of compounding, the fund produced an effective yield of 3.99%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term obligations of U.S. issuers. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

The U.S. economy was already seeing signs of a slowdown when the reporting period began in January 2001. The Federal Reserve Board (the "Fed") responded on the first business day of the year by reducing short-term interest rates by 50 basis points. That initial reduction was followed by two more during the first quarter of the year. The Fed was apparently reacting to weak retail sales, diminishing consumer confidence and softening manufacturing activity. Indeed, Gross Domestic Product ("GDP") growth for the first quarter of 2001 came in at an annualized rate of just 1.10%.

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. Responding to further weak economic data, the Fed reduced short-term interest rates by 50 basis points each in April and May and

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

by 25 basis points in June. Yet, despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter grew at an annualized rate of just 0.30%.

In the third quarter, interest rates held steady, and some economists began to detect signs of possible economic improvement, suggesting that the Fed might have achieved a soft landing. Evidence emerged in July that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting the Fed cited reduced capital spending, weak consumption and slower overseas growth for its decision to reduce interest rates another 25 basis points.

On September 11, 2001 disaster struck. In addition to the incalculable losses of human life and property, the terrorist attacks made an already weak economy even weaker. Consumer spending plunged as individuals canceled travel plans and cut back on new purchases. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September
17. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth. The Fed also injected approximately $50 billion into the economy. Nonetheless, U.S. GDP growth contracted by an estimated 1.30% in the third quarter, the economy's worst performance in a decade.

The Fed followed up in the fourth quarter by cutting rates another 50 basis points each in October and November, citing "heightened uncertainty and concerns about a deterioration in business conditions both here and abroad." This was followed by a 25 basis-point cut at its December meeting. All told, the Fed reduced interest rates a total of 475 basis points during 2001, bringing the benchmark federal funds rate to 1.75% , its lowest level in 40 years.


What is the fund's current strategy?

In the current environment, we have continued to maintain the fund's relatively long weighted average maturity in seeking to maintain then current yields for as long as we deemed practical. As of December 31, 2001, rising evidence that the economy may be nearing a recovery recently caused money market yields to begin to rise. Consumer confidence has improved, retail sales have picked up and fewer workers have submitted jobless claims. As always, we are monitoring the economy, our current strategy and the fund's weighted average maturity.

January 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001


                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--23.8%                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank
   3.67%, 9/9/2002                                                                          100,000,000              100,000,000

American Express Centurion Bank

   1.87%--2.08%, 1/25/2002--2/4/2002                                                        250,000,000              250,000,000

Bank One N.A.

   1.80%, 11/5/2002                                                                         100,000,000  (a)         100,000,000

Chase Manhattan Bank USA

   1.80%, 2/6/2002                                                                          200,000,000              200,015,036

Firstar Bank N.A.

   4.30%--4.33%, 5/2/2002--5/3/2002                                                         200,000,000              199,996,753

First Tennessee Bank N.A.

   2.02%--2.38%, 1/9/2002--5/24/2002                                                         85,000,000               85,210,265

First Union National Bank

   1.81%, 6/24/2002                                                                         150,000,000  (a)         150,000,000

Harris Trust & Savings Bank

   2.21%--2.44%, 10/10/2002--11/25/2002                                                     150,000,000              149,987,468

Standard Federal Bank

   2.40%, 12/3/2002                                                                          40,000,000               39,989,066

Union Bank of California, N.A.

   2.30%, 4/8/2002                                                                           20,000,000               19,997,321

Wilmington Trust Co.

   2.00%--2.75%, 3/11/2002--11/7/2002                                                       277,000,000              277,279,363

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,572,475,272)                                                                                           1,572,475,272
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--26.3%
------------------------------------------------------------------------------------------------------------------------------------

Amstel Funding Corp.

   1.99%--2.11%, 1/24/2002--5/29/2002                                                       258,500,000  (b)         257,712,817

BCI Funding Corp.

   2.39%, 1/4/2002                                                                           50,000,000               49,990,083

Danske Corp. Inc.

   3.71%, 1/14/2002                                                                          35,000,000               34,953,994

Dexia Delaware LLC

   1.80%--2.48%, 1/3/2002--6/10/2002                                                        125,000,000              124,205,465

General Electric Capital Corp.

   1.81%--2.37%, 1/8/2002--3/20/2002                                                        300,000,000              299,174,111

Internationale Nederlanden (U.S.) Funding Corp.

   3.44%, 2/14/2002--2/15/2002                                                              150,000,000              149,370,014

Lehman Brothers Holdings Inc.

   4.32%, 1/15/2002                                                                         150,000,000              149,756,167


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Links Finance LLC

   1.81%, 2/25/2002                                                                           8,996,000  (b)           8,971,261

Preferred Receivables Funding Corp.

   1.82%--1.86%, 2/8/2002--6/14/2002                                                        215,705,000  (b)         215,183,552

Sanpaolo IMI U.S. Financial Co.

   2.02%, 4/30/2002                                                                          75,000,000               74,504,167

Sigma Finance Inc.

   2.52%, 1/7/2002                                                                           25,000,000  (b)          24,989,583

Stadshypotek AB

   2.21%, 1/25/2002                                                                         100,000,000               99,853,333

UBS Finance Delware LLC

   1.81%, 1/2/2002                                                                          250,000,000              249,987,431

TOTAL COMMERCIAL PAPER

   (cost $1,738,651,978)                                                                                           1,738,651,978
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--25.5%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   4.10%, 6/12/2002                                                                          85,000,000  (b)          84,998,114

Beta Finance Inc.

   1.85%, 7/5/2002--7/9/2002                                                                 81,000,000  (a,b)        81,000,000

CC (USA) Inc.

   2.21%--4.12%, 6/10/2002--11/13/2002                                                      239,000,000  (b)         238,932,350

CC (USA) Inc.

   1.81%--1.85%, 7/5/2002--11/29/2002                                                        74,000,000  (a,b)        74,000,000

K2 (USA) LLC

   3.78%--3.85%, 7/15/2002--8/15/2002                                                        75,000,000  (b)          75,022,399

K2 (USA) LLC

   1.84%--1.86%, 7/1/2002--9/26/2002                                                        240,000,000  (a,b)       240,000,000

Key Bank N.A.

   1.83%, 1/9/2002                                                                           50,000,000  (a)          50,000,000

Links Finance LLC

   3.79%--4.01%, 7/15/2002--8/15/2002                                                       175,000,000  (b)         175,039,203

Links Finance LLC

   1.82%--1.83%, 9/20/2002--12/3/2002                                                       140,000,000  (a,b)       140,005,523

Merrill Lynch & Co. Inc.

   4.14%--4.80%, 4/12/2002--6/7/2002                                                        150,000,000              150,000,000

Merrill Lynch & Co. Inc.

   1.97%, 3/5/2002                                                                          100,000,000  (a)         100,000,000

Sigma Finance Inc.

   3.81%--4.25%, 5/20/2002--7/15/2002                                                       125,000,000  (b)         125,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Sigma Finance Inc.

   1.81%, 2/4/2002--3/8/2002                                                                150,000,000  (a,b)       150,000,000

TOTAL CORPORATE NOTES

   (cost $1,683,997,589)                                                                                           1,683,997,589
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.7%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.58%--4.16%, 1/29/2002--5/3/2002

   (cost $310,000,000)                                                                      310,000,000  (c)         310,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--15.2%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   4.80%, 3/15/2002                                                                         100,000,000              100,000,000

Bank of New York

   4.78%, 3/15/2002                                                                          50,000,000               49,997,582

Bank One N.A.

   2.26%--4.26%, 4/25/2002--12/9/2002                                                       100,000,000              100,000,000

Bank One N.A.

   1.81%, 1/11/2002                                                                          50,000,000  (a)          49,999,726

Key Bank N.A.

   1.83%, 8/15/2002                                                                         100,000,000  (a)          99,987,616

Lasalle Bank N.A.

   2.28%--5.00%, 2/26/2002--12/3/2002                                                       150,000,000              149,985,532

National City Bank

   1.78%--1.80%, 4/4/2002--7/19/2002                                                        300,000,000  (a)         299,992,611

Standard Federal Bank

   2.39%, 1/3/2002                                                                          100,000,000              100,000,000

U.S. Bank N.A. Minneapolis

   2.26%, 12/6/2002                                                                          50,000,000               49,979,289

TOTAL SHORT-TERM BANK NOTES

   (cost $999,942,356)                                                                                               999,942,356
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--6.4%
------------------------------------------------------------------------------------------------------------------------------------

South Trust Bank (Grand Cayman)

   1.00%, 1/2/2002                                                                          150,000,000              150,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.43%, 1/2/2002                                                                          269,807,000              269,807,000

TOTAL TIME DEPOSITS

   (cost $419,807,000)                                                                                               419,807,000


                                                                                              Principal

REPURCHASE AGREEMENTS--.7%                                                                    Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Westdeutsche Landesbank Girozentrale

  1.55%, dated 12/31/2001, due 1/2/2002 in
  the amount of $48,668,191 (fully collateralized by $50,000,000 U.S. Treasury Bills due 5/30/2002, value $49,637,500)

   (cost $48,664,000)                                                                        48,664,000               48,664,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,773,538,195)                                                          102.6%            6,773,538,195

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (2.6%)            (170,203,318)

NET ASSETS                                                                                       100.0%            6,603,334,877

(A)  VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2001, THESE SECURITIES AMOUNTED TO $1,890,854,802 OR 28.6% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
     DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE
     SECURITIES WERE ACQUIRED FROM 5/29/2001 TO 10/1/2001 AT A COST OF PAR
     VALUE. AT DECEMBER 31, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS
     $310,000,000 REPRESENTING 4.7% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         6,773,538,195 6,773,538,195

Interest receivable                                                  49,792,505

Prepaid expenses                                                        314,235

                                                                  6,823,644,935
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         3,936,711

Cash overdraft due to Custodian                                      15,240,425

Payable for investment securities purchased                         200,297,036

Accrued expenses                                                        835,886

                                                                    220,310,058
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,603,334,877
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   6,603,343,350

Accumulated net realized gain (loss) on investments                      (8,473)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,603,334,877
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    6,604,218,795

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    288,026,371

EXPENSES:

Management fee--Note 2(a)                                           29,607,394

Shareholder servicing costs--Note 2(b)                              11,493,343

Prospectus and shareholders' reports                                   325,422

Custodian fees                                                         238,708

Directors' fees and expenses--Note 2(c)                                222,264

Registration fees                                                      177,586

Professional fees                                                       58,560

Miscellaneous                                                           25,760

TOTAL EXPENSES                                                      42,149,037

INVESTMENT INCOME--NET                                             245,877,334
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  (9,111)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               245,868,223

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        245,877,334         326,905,435

Net realized gain (loss) from investments          (9,111)             (5,642)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  245,868,223         326,899,793
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (247,833,676)        (324,949,093)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               5,178,975,656      20,959,916,587

Dividends reinvested                          100,046,271         183,885,783

Cost of shares redeemed                   (4,700,730,815)     (20,517,947,621)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            578,291,112         625,854,749

TOTAL INCREASE (DECREASE) IN NET ASSETS       576,325,659         627,805,449
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         6,027,009,218       5,399,203,769

END OF PERIOD                               6,603,334,877       6,027,009,218

Undistributed investment income--net                   --           1,956,342

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended December 31,
                                                         ---------------------------------------------------------------------------

                                                            2001           2000            1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        1.00           1.00            1.00             1.00             1.00

Investment Operations:

Investment income--net                                      .039           .057            .045             .049             .049

Distributions:

Dividends from investment
   income--net                                             (.039)         (.057)          (.045)           (.049)           (.049)

Net asset value, end of period                              1.00           1.00            1.00             1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            4.01           5.85            4.59             4.97             5.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                        .66            .72             .74              .74              .74

Ratio of net investment income

   to average net assets                                    3.87           5.73            4.49             4.85             4.92

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                  -              -               -              .01              .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         6,603,335      6,027,009       5,399,204        5,384,532        4,566,292

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $91,519 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were all ordinary income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $6,000 of the carryover expires in fiscal 2008 and $9,000 expires in fiscal 2009.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1_2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly. The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. The Manager had undertaken from January 1, 2001 through December 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended December 31, 2001, there was no expense reimbursement pursuant to either the undertaking or the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged $4,361,467 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $2,226,674 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 4, 2002



BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                   No. of Portfolios
Name (age)                        Principal Occupation                      Other Directorships                    for which Board
Position, (held since)            During Past 5 Years                       And Affiliations                       Member Serves

Joseph S. DiMartino (58)          o Chairman of the Board of various        o Muscular Dystrophy Association            190
Chairman of the Board (1995)      funds in the Dreyfus Family of Funds      o Plan Vista Corporation (formerly
                                                                            HealthPlan Services Corporation),
                                                                            a provider of marketing, administrative
                                                                            and risk management services to health
                                                                            and other benefit programs
                                                                            o Carlyle Industries, Inc., button
                                                                            packager and distributor
                                                                            o Century Business Services, Inc.,
                                                                            provider of various outsourcing functions
                                                                            for small and medium size companies
                                                                            o The Newark Group, privately held
                                                                            company providing a national network of
                                                                            paper recovery facilities, paperboard
                                                                            mills and paperboard converting plants
                                                                            o QuikCAT.com, Inc., private company
                                                                            engaged in the development of high speed
                                                                            movement, routing, storage and
                                                                            encryption of data across all modes
                                                                            of data transport

Lucy Wilson Benson (74)           o President of Benson and                 o COMSAT Corporation, a                      35
Board Member (1981)               Associates, consultants to business       telecommunications company
                                  and government                            o Alfred P. Sloan Foundation
                                  o Vice Chairman of the Citizens           o Lafayette College
                                  Network for Foreign Affairs               o A member of the council of foreign
                                  o Vice Chairman of The Atlantic           relations
                                  Council of the U.S.

David W. Burke (65)               o Corporate Director and Trustee.         o The International Executive Services       62
Board Member (1994)                                                         Corps, Director
                                                                            o Former Chairman of the Broadcasting
                                                                            Board of Governors (August 1994-
                                                                            November 1998)

Martin D. Fife (74)               o Magar Inc., a company specializing                                                   14
Board Member (1975)                in financial products and developing
                                  early stage companies, Chairman
                                  o Skysat Communications Network
                                  Corporation, a company developing
                                  telecommunications systems,
                                  Chairman and Chief Executive Officer

Whitney I. Gerard (67)            o Partner of the New York City law                                                     14
Board Member (1973)               firm of Chadbourne & Parke LLP.

Arthur A. Hartman (75)            o First NIS Regional Fund                 o Ford Meter Box Corporation,                14
Board Member (1989)               (ING/BARINGS Management) and              Board Member
                                  New Russia Fund, Chairman                 o APCO Associates, Inc., Senior Consultant

George L. Perry (68)              o Brookings Institution, Economist        o State Farm Mutual Automobile               14
Board Member (1989)               and Senior Fellow (1969-Present)          Association, Director
                                  o Co-director of the Brookings Panel      o State Farm Life Insurance Company, Director
                                  on Economic Activity
                                  o The Brookings Papers, Editor

Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, Chief Operating Officer and a director of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 21 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 35 investment companies (comprising 76 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                                                           For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  039AR1201